UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2021

NEXTNAV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40985	87-0854654
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Blvd., 5th Floor

McLean, Virginia 22102

(800) 775-0982

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive  offices)

Spartacus Acquisition Shelf Corp.

6470 E Johns Crossing, Suite 490
Duluth, GA 30097
(770) 305-6434

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As used in this Current Report on Form 8-K (this “Report”), unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “Shelf,” “Registrant,” “we,” “us” and “our” refer to the entity formerly named Spartacus Acquisition Shelf Corp., after giving effect to the Transactions (as defined below), and as renamed NextNav Inc.

On October 28, 2021, we and Spartacus Acquisition Corporation (“Spartacus”) announced that the previously announced transactions contemplated by the Agreement and Plan of Merger, dated as of June 9, 2021 (the “Merger Agreement”), by and among us, Spartacus, NextNav Holdings, LLC (“Holdings”) and the other parties thereto were consummated (the “Closing”). As disclosed in the section entitled “Proposal No. 1 – The Business Combination Proposal” beginning on page 93 of the final prospectus and definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on September 16, 2021 (the “Proxy Statement/Prospectus”), which is incorporated herein by reference, as a result of the business combination and the related transactions (the “Transactions”), Holdings and the various operating subsidiaries of Holdings became our wholly owned subsidiaries with the equity holders of Holdings (the “Holdings Exchanging Parties” or collectively, “NextNav”) and Spartacus’ stockholders becoming our stockholders. Pursuant to the Merger Agreement, the aggregate consideration paid in the Transactions consisted of 67,419,627 shares of our common stock delivered to the Holdings Exchanging Parties electronically through book entry-delivery and a warrant to purchase 4,320,133 shares of our common stock and options for units in Holdings were converted by their terms into options to purchase 1,968,861 shares of our common stock. In connection with the Transactions, we changed our name to NextNav Inc. and the ticker symbols for our common stock and warrants on The Nasdaq Capital Market (“Nasdaq”) to “NN” and “NNAVW,” respectively.

Our common stock and certain of our warrants are expected to begin trading on Nasdaq as of the open of trading on October 29, 2021 as “NN” and “NNAVW,” respectively.

This Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

Item 1.01. Entry into Material Definitive Agreement.

Registration Rights Agreement

On October 28, 2021, we entered into a Registration Rights Agreement with B. Riley Investments, LLC (“B. Riley Investments”), Spartacus Sponsor LLC (the “Sponsor”), and certain former owners of Holdings with respect to the shares of our common stock and other equity securities that were issued as consideration pursuant to the Merger Agreement (the “Registration Rights Agreement”). The Registration Rights Agreement requires us to, among other things, file a shelf registration statement on behalf of such stockholders promptly after the Closing. The Registration Rights Agreement also provides certain demand rights and piggyback rights to such stockholders, subject to underwriter cutbacks and issuer blackout periods. We have agreed to pay certain fees and expenses relating to registrations under the Registration Rights Agreement. The Registration Rights Agreement also prohibits the transfer (subject to limited exceptions) of the shares of our common stock (a) received as equity consideration by the Sponsor and B. Riley Investments for a period of one year following the Closing, subject to early termination in the event that the closing sale price of our common stock equals or exceeds $12.00 per share for 20 out of 30 consecutive trading days commencing at least 150 days after the Closing and (b) received as equity consideration by certain former owners of Holdings for a period of 180 days following the Closing, subject to early termination for 50% of the shares held thereby in the event that the closing sale price of our common stock equals or exceeds $12.00 per share for 20 out of 30 consecutive trading days commencing at least 60 days after the Closing. The Registration Rights Agreement also prohibits the transfer (subject to limited exceptions) of our warrants held by Sponsor and B. Riley Investments and shares issuable upon the exercise or conversion thereof for a period of 30 days following the Closing.

Indemnification Agreements

On October 28, 2021, we also entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation (the “charter”) and bylaws (the “bylaws”). These agreements, among other things, require us to indemnify our directors and executive officers for expenses (including, without limitation, attorneys’ fees, judgments, fines, Employee Retirement Income Security Act of 1974, as amended (“ERISA”), excise taxes and penalties and amounts paid in settlement) in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.

These summaries are qualified in their entirety by reference to the text of the Registration Rights Agreement and the text of the form of Indemnification Agreement, which are included as Exhibits 10.1 and 10.2 to this Report, respectively, and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

On October 27, 2021, Spartacus held a special meeting of stockholders (the “Special Meeting”) at which the Spartacus stockholders considered and adopted, among other matters, the Merger Agreement. On October 28, 2021, the parties consummated the Transactions.

At the Special Meeting, holders of 17,444,293 shares of Spartacus common stock sold in its initial public offering (the “public shares”) exercised their right to redeem those shares for cash equal to approximately $10.15 per share, or an aggregate of approximately $177,059,574. In addition, immediately before the Closing, Spartacus issued and sold in a private placement an aggregate of 20.5 million shares of its Class A common stock at $10.00 per share pursuant to the PIPE Financing (as defined below).

Each outstanding share of common stock of Spartacus was converted into one share of our common stock. Effective upon consummation of the Transactions, the outstanding warrants of Spartacus represent warrants to purchase shares of our common stock at a purchase price of $11.50 per share, subject to adjustment.

Immediately after giving effect to the Transactions (including as a result of the PIPE Financing and the stockholder redemptions described above), there were 95,475,334 shares of our common stock and warrants exercisable for 23,070,133 shares of our common stock issued and outstanding. Spartacus’ former stockholders, together with the PIPE Investors (as defined below), hold in the aggregate 29.4% of our outstanding common stock (2.7% by former holders of public shares, 21.5% by PIPE Investors and 5.2% by the Sponsor) and the Holdings Exchanging Parties hold 70.6% of our common stock.

As noted above, the per share conversion price of approximately $10.15 for holders of public shares electing redemption was paid out of Spartacus’ trust account, which had a balance immediately prior to the Closing of $203.0 million. Following the payment of redemptions and after giving effect to the $205.0 million PIPE Financing, Spartacus had approximately $230.9 million of available cash for disbursement in connection with the Transactions. Of these funds, approximately $29.2 million was used to pay certain transaction expenses.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended), as Spartacus was immediately before the Transactions, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing the information below that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined company after the Transactions, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Some of the information contained in this Report, or incorporated by reference herein, constitutes “forward-looking statements” within the definition of the Private Securities Litigation Reform Act of 1995. These statements can be identified by forward-looking words such as “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” or similar words. Investors should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to its securityholders. However, there may be events in the future that our management is not able to predict accurately or over which we have no control. The risk factors and cautionary language contained in this Report, and incorporated herein by reference, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in such forward-looking statements, including, among other things:

●	expectations regarding our strategies and future financial performance, including the our future business plans or objectives, expected functionality of our geolocation services, anticipated timing and level of deployment of our services, anticipated demand and acceptance of our services, prospective performance and commercial opportunities and competitors, the timing of obtaining regulatory approvals, ability to finance its research and development activities, commercial partnership acquisition and retention, products and services, pricing, marketing plans, operating expenses, market trends, revenues, liquidity, cash flows and uses of cash, capital expenditures, and the our ability to invest in growth initiatives;

●	changes adversely affecting the development of the markets for our geolocation services;

●	the outcome of any legal proceedings that may be instituted against us in connection with the Transactions;

●	delays that we may face in the development and deployment of next generation geolocation services;

●	the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably;

●	changes in applicable laws or regulations;

●	the effects of the ongoing COVID-19 pandemic on us or our customers;

●	the possibility that we may be adversely affected by other economic, business and/or competitive factors;

●	the results of future financing efforts;

●	costs related to being a public company;

●	the ability to maintain the listing of our securities on a national securities exchange; and

●	other risks and uncertainties, including those described under the heading “Risk Factors” in the Proxy Statement/Prospectus.

Accordingly, undue reliance should not be placed on these forward-looking statements.

Business

Our business is described in the Proxy Statement/Prospectus in the section entitled “Information About NextNav” beginning on page 179 and that information is incorporated herein by reference.

Risk Factors

The risks associated with our business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 41 and that information is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning our financial information and the financial information of our subsidiaries prior to the Transactions. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “NextNav’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 201 and that information is incorporated herein by reference.

Properties

The facilities of NextNav are described in the Proxy Statement/Prospectus in the section entitled “Information about NextNav – Facilities” on page 192 and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Closing regarding the beneficial ownership of the Company’s shares of common stock, including options and warrants that are currently exercisable or exercisable within 60 days, by:

●	Each person known to be the beneficial owner of more than 5.0% of the Company’s outstanding shares of common stock;

●	Each director and each of the Company’s principal executive officers and two other most highly compensated executive officers; and

●	All current executive officers and directors as a group.

Unless otherwise indicated, (i) the Company believes that all persons named in the following table have sole voting and investment power with respect to all shares of common stock beneficially owned by them and (ii) the business address of each of the following entities or individuals is c/o NextNav Inc., 1775 Tysons Blvd., 5th Floor, McLean, Virginia 22102.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Approximate % of Class
Directors and Executive Officers
Peter D. Aquino(1)	324,074	*
Peter Barris	—	—%
Bandel Carano	—	—%
James B. Fleming(2)	9,714,408	10.17%
Christian Gates(3)(20)	377,670	*
Alan Howe	—	—%
David Knutson(4)(20)	362,616	*
Gary Parsons(5)	811,494	*
Ganesh Pattabiraman(6)(20)	1,614,557	1.69%
All directors and executive officers as a group (10 individuals)(7)(20)	13,966,834	14.54%
5% Beneficial Holders
Fortress Investment Group LCC(8)	14,178,054	14.85%
Columbia Capital(9)	9,714,408	10.17%
GS Investment Strategies, LLC(10)	8,951,517	9.38%
Telcom LMS Holdings, LLC(11)	9,226,021	9.66%
New Enterprise Associates(12)	8,189,156	8.58%
Future Fund Investment Company No. 3 Pty Ltd. (13)	7,084,555	7.42%
Oak Investment Partners XIII, LP(14)	5,790,823	6.07%
Spartacus Sponsor LLC(15)	4,145,498	4.34%
Neil Subin(16)	9,890,583	9.93%
CCUR Holdings, Inc. (17)	9,240,583	9.30%
WOCAP Global Opportunity Investment Partners, LP (18)	6,500,000	6.81%
Spring Creek Capital, LLC(19)	5,000,000	5.24%

*	less than 1%

(1)	Includes 324,074 warrants that are (after the date that is 30 days after the Closing), exercisable for 324,074 shares of our common stock issuable upon the exercise or conversion of the warrants.

(2)

Includes 86,652 shares of our common stock held by Columbia Capital Employee Investors IV, L.P., 8,572,652 shares of our common stock held by Columbia Capital Equity Partners IV (ECI), LTD and 1,054,794 shares of our common stock held by Columbia Capital Equity Partners IV (QPCO), L.P. James B. Fleming, Jr. is the sole manager of Columbia Capital IV, LLC and as a result, he exercises shared voting and investment control over all the common stock held by Columbia Capital Employee Investors IV L.P., Columbia Capital Equity Partners IV (ECI) LTD, and Columbia Capital Equity Partners IV (QPCO), L.P. and may be deemed to have beneficial ownership over all those shares. The address for each entity is 204 South Union Street Alexandria, Virginia 22314.

(3)	Includes 9,097 restricted shares of our common stock and 36,570 shares underlying our vested options.

(4)	Includes 6,823 restricted shares of our common stock and 24,660 shares underlying our vested options.

(5)	Includes 143,541 shares of our common stock held by the Parsons Family Generation Skipping Trust, of which Gary Parsons’s spouse is the sole trustee.

(6)	Includes 627,995 shares of our common stock held by the Ganesh M Pattabiraman Family Trust, of which Ganesh Pattabiraman and Anuradha Srikantan are the trustees. Includes 11,372 restricted shares of our common stock.

(7)	Includes 38,664 restricted shares of our common stock, 262,768 shares underlying our vested options and 324,074 shares of our common stock issuable upon the exercise or conversion of the private placement warrants.

(8)	Includes 11,678,054 shares of our common stock held by CF NNAV-E LLC and 2,500,000 shares of our common stock held by CF NNAV-P LLC. Fortress Investment Group LLC may be deemed to have beneficial ownership over these shares. The address for these entities is 1345 Avenue of the Americas, 46th Floor, New York, New York 10105.

(9)

Includes 86,652 shares of our common stock held by Columbia Capital Employee Investors IV, L.P., 8,572,652 shares of our common stock held by Columbia Capital Equity Partners IV (ECI), LTD and 1,054,794 shares of our common stock held by Columbia Capital Equity Partners IV (QPCO), L.P. James B. Fleming, Jr. is the sole manager of Columbia Capital IV, LLC and as a result, he exercises shared voting and investment control over all the common stock held by Columbia Capital Employee Investors IV L.P., Columbia Capital Equity Partners IV (ECI) LTD, and Columbia Capital Equity Partners IV (QPCO), L.P.and may be deemed to have beneficial ownership over all those shares. The address for each entity is 204 South Union Street Alexandria, Virginia 22314.

(10)	Includes 4,241,021 shares of our common stock held by Global Long Short Partners Master LP, 780 shares of our common stock held by Global Private Opportunities Partners Offshore Holdings LP and 4,709,716 shares of our common stock held by Global Private Opportunities Partners LP. The address for each entity is 200 West Street, New York, NY 10282.

(11)	A majority of the units of Telcom LMS Holdings LLC are held by various trusts as to which the sole trustee is Mrs. Neera Singh, 204 South Union Street, Alexandria, Virginia 22314. Mrs. Singh, as trustee, exercises voting and investment control over all the common stock held by Telcom LMS Holdings LLC and may, along with Dr. Rajendra Singh, be deemed to have beneficial ownership over all those shares. The address for this entity is 701 Brickell Avenue, Suite 1700, Miami, Florida 33131.

(12)	The shares directly issued to New Enterprise Associates14, L.P. (“NEA 14”) are indirectly held by NEA Partners 14, L.P. (“Partners 14”), which is the sole general partner of NEA 14; NEA 14 GP, LTD (“NEA 14 LTD”), which is the sole general partner of Partners 14; and each of the individual directors of NEA 14 LTD. The individual directors of NEA 14 LTD (the “NEA 14 Directors”) are Forest Baskett, Anthony A. Florence, Patrick Kerins, Scott D. Sandell, and Peter W. Sonsini. Partners 14, NEA 14 LTD, and the NEA 14 Directors share voting and dispositive power with regard to the shares owned directly by NEA 14. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest therein. The address for these entities is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(13)	All of the shares are held of record by The Northern Trust Company in its capacity as custodian for Future Fund Investment Company No.3 Pty Ltd (“FFIC3”). FFIC3 is a wholly owned subsidiary of the Future Fund Board of Guardians (“FFBG”). Assets held by FFBG are held for and on behalf of the Commonwealth of Australia and therefore no individual is the beneficial owner of the shares held by FFIC3. FFBG makes decisions by a majority vote of the non-executive board of FFBG. The principal business address of FFIC3 and FFBG is Level 14, 447 Collins Street, Melbourne, Victoria, Australia, 3000.

(14)	The shares directly issued to Oak Investment Partners XIII, L.P. (“Oak XIII”) are indirectly held by Oak Associates XIII, LLC (“Oak Associates LLC”), which is the general partner of Oak XIII and may be deemed to share voting and dispositive power over the shares held by Oak XIII. Mr. Carano, a director of NextNav, is a managing partner of Oak XIII and a managing member of Oak Associates LLC, and as such, may be deemed to possess shared beneficial ownership of any shares held by Oak XIII. Mr. Carano has shared power to vote and dispose of the shares held by Oak XIII, along with Grace A. Ames, Edward W. Glassmeyer, Fredric W. Harman, and Ann H. Lamont, the other managing members of Oak Associates LLC. Mr. Carano and all the managing members listed above disclaim beneficial ownership of the shares held by Oak XIII except to the extent of their actual pecuniary interest therein. The principal business address of Oak XIII and Oak Associates LLC is c/o Oak XIII, 901 Main Avenue, Suite 600, Norwalk, CT 06851.

(15)	Includes MILFAM CI LLC SPARTACUS and CCUR Holdings, Inc. are the managing members of Sponsor. As such, each of MILFAM CI LLC SPARTACUS and CCUR Holdings, Inc. has voting and investment discretion with respect to the common stock held of record by Sponsor and may be deemed to share beneficial ownership of such shares. MILFAM CI LLC SPARTACUS is controlled by MILFAM CI Management LLC, which is owned and controlled by Neil Subin. CCUR Holdings, Inc. is controlled by its board of directors.

(16)

Includes 1,105,000 shares of our common stock held by MILFAM Investments LLC. Mr. Subin is the President and Manager of MILFAM LLC, which serves as manager of Milfam Investments LLC, consequently, he may be deemed to share beneficial ownership of the shares held by Milfam Investments LLC. Includes 4,140,085 warrants that are (after the date that is 30 days after the Closing), exercisable for 4,140,085 shares of our common stock issuable upon the exercise or conversion of the warrants. Mr. Subin’s business address is 2336 SE Ocean Blvd, Suite 400, Stuart, Florida 34996. MILFAM CI LLC SPARTACUS and CCUR Holdings, Inc. are the managing members of Sponsor. As such, each of MILFAM CI LLC SPARTACUS and CCUR Holdings, Inc. has voting and investment discretion with respect to the common stock held of record by Sponsor and may be deemed to share beneficial ownership of such shares. MILFAM CI LLC SPARTACUS is controlled by MILFAM CI Management LLC, which is owned and controlled by Neil Subin. CCUR Holdings, Inc. is controlled by its board of directors.

(17)

Includes 3,890,085 warrants that are (after the date that is 30 days after the Closing), exercisable for 3,890,085 shares of our common stock issuable upon the exercise or conversion of the warrants. MILFAM CI LLC SPARTACUS and CCUR Holdings, Inc. are the managing members of Sponsor. As such, each of MILFAM CI LLC SPARTACUS and CCUR Holdings, Inc. has voting and investment discretion with respect to the common stock held of record by Sponsor and may be deemed to share beneficial ownership of such shares. MILFAM CI LLC SPARTACUS is controlled by MILFAM CI Management LLC, which is owned and controlled by Neil Subin. CCUR Holdings, Inc. is controlled by its board of directors.

(18)	Timothy Presutti has voting and dispositive control over the securities held by this stockholder. The business address of WOCAP Global Opportunity Investment Partners, LP is 2802 Timmons Lane #27440, Houston, Texas 77227.

(19)	These securities may be deemed to be beneficially owned by SCC Holdings, LLC by virtue of its 100% ownership of Spring Creek Capital, LLC, and these securities may be deemed to be beneficially owned by Koch Industries, Inc. by virtue of its indirect ownership of Spring Creek Capital, LLC. The business address of Spring Creek Capital, LLC is 14111 E. 37th Street North, Wichita, Kansas 67220.

(20)	Does not include up to 2,742,005 of our restricted stock units that may be granted under the Omnibus Plan (as defined below) pursuant to the Merger Agreement as a transaction grant after the consummation of the Business Combination, of which 1,855,059 restricted stock units are expected to be granted to executive officers of NextNav and vest over a 30 to 36 month period from the initial grant date. See the section entitled “Information about NextNav — Executive Compensation — Narrative Disclosure to Summary Compensation Table — Long-Term Equity Based Awards” on page 198 in the Proxy Statement/Prospectus for additional information relating to the grants to our Named Executive Officers.

Directors and Executive Officers

Our directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section entitled “Management Following the Business Combination” beginning on page 214 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of our executive officers and directors is described in the Proxy Statement/Prospectus in the section entitled “Information about NextNav – Compensation Overview” beginning on page 194 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of NextNav are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Transactions” beginning on page 237 and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Information About NextNav – Legal Proceedings” on page 193 and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Our shares of common stock are expected to begin trading on Nasdaq under the symbol “NN” and our warrants are expected to begin trading on Nasdaq under the symbol “NNAVW” on October 29, 2021, subject to ongoing review of our satisfaction of all listing criteria post-Transactions, in lieu of the common stock and warrants of Spartacus. We have not paid any cash dividends on our shares of common stock to date. It is the present intention of our board of directors (the “Board”) to retain all earnings, if any, for use in our business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of dividends is within the discretion of the Board and will be contingent upon our future revenues and earnings, as well as our capital requirements and general financial condition.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report concerning the issuance of our shares of common stock in connection with the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of our securities is contained in the Proxy Statement/Prospectus in the section entitled “Description of Securities” beginning on page 222 and is incorporated herein by reference.

Indemnification of Directors and Officers

The Delaware General Corporation Law (the “DGCL”) permits us to indemnify our directors, officers, employees and agents, subject to limitations imposed by Delaware law. Our charter and bylaws require us to indemnify our directors and officers to the fullest extent permitted by the DGCL. We also entered into indemnification agreements with certain of our officers and directors upon the Closing that provide for indemnification to the maximum extent permitted by the DGCL. Reference is made to the disclosure set forth under Item 1.01 of this Report concerning the indemnification agreements, which is incorporated herein by reference. Information about the indemnification of our directors and officers is set forth in “Part II, Item 20. Indemnification of Directors and Officers” of the Registration Statement containing the Proxy Statement/Prospectus, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure contained in Item 4.01 of this Report, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the Transactions, on June 9, 2021, we entered into subscription agreements (the “Subscription Agreements”), whereby the investors named therein (the “PIPE Investors”) committed to purchase an aggregate of $205.0 million shares of Spartacus common stock, at a price of $10.00 per share, immediately prior to the Closing (the “PIPE Financing”).

The PIPE Financing closed on October 28, 2021 and the issuance of an aggregate of 20.5 million shares of Spartacus common stock occurred immediately prior to the consummation of the Transactions. Upon consummation of the Transactions, the shares of Spartacus common stock automatically converted into our common stock pursuant to the Merger Agreement. The sale and issuance was made to institutional accredited investors and qualified institutional buyers in reliance on Rule 506 of Regulation D under the Securities Act.

This summary is qualified in its entirety by reference to the text of the form of Subscription Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 28, 2021, the Board approved the engagement of Ernst & Young LLP (“EY”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2021. EY served as the independent registered public accounting firm of Holdings prior to the Transactions. Accordingly, Marcum, LLP (“Marcum”), the independent registered public accounting firm to Spartacus and Shelf prior to the Transactions, was informed that it would be not be retained to serve as Spartacus’ or Shelf’s independent registered public accounting firm following completion of the Transactions.

Marcum’s report on Spartacus’ financial statements for the period from August 10, 2020 (inception) through August 21, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that such audit report dated August 31, 2020 contained an explanatory paragraph in which Marcum expressed substantial doubt as to Spartacus’ ability to continue as a going concern. Marcum’s report on Spartacus’ financial statements as of December 31, 2020, dated March 23, 2021 except for the effects of the restatement discussed in Notes 2, 3 and 9 as to which the date is May 12, 2021, for the period from August 10, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Marcum’s report on Shelf’s financial statements for the period from May 21, 2021 (inception) through May 31, 2021 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that such audit report dated June 15, 2021 contained an explanatory paragraph in which Marcum expressed substantial doubt as to Shelf’s ability to continue as a going concern.

During the period from August 10, 2020 (inception) through September 30, 2021 and the subsequent interim period preceding the engagement of EY, neither Spartacus nor Shelf consulted EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Spartacus’ or Shelf’s financial statements, and no written report or oral advice was provided to Spartacus or Shelf by EY that EY concluded was an important factor considered by Spartacus or Shelf in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

During the period of Marcum’s engagement by Spartacus and Shelf, and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal.

We provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Report and requested that Marcum furnish letters addressed to the Securities & Exchange Commission, which are attached hereto as Exhibit 16.1 and Exhibit 16.2, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Information with respect to our directors and executive officers immediately after the consummation of the Transactions, including compensation matters, is set forth in the Proxy Statement/Prospectus in the section entitled “Management Following the Business Combination” beginning on page 214, which is incorporated herein by reference. In connection with his election to our board of directors, Mr. Fleming has waived his right to receive all cash and equity compensation for his service on our board.

At the Special Meeting, the stockholders of Spartacus adopted and approved the NextNav Inc. 2021 Omnibus Incentive Plan (the “Omnibus Plan”). The purpose of the Omnibus Plan is to facilitate the grant of cash and equity incentives to qualified directors, employees and consultants of us and certain of our affiliates, and to enable us and certain of our affiliates to obtain and retain services of these individuals, which is essential to our long-term success. The material features of the Omnibus Plan are described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 3 – The Incentive Plan Proposal” beginning on page 137 and that information is incorporated herein by reference.

At the Special Meeting, the stockholders of Spartacus also adopted and approved the NextNav Inc. 2021 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”), in order to (i) encourage employees to acquire shares of our common stock, thereby fostering broad alignment of employees’ interests with the interests of our stockholders, (ii) foster good employee relations, and (iii) provide a tool to recruit, retain, and reward employees in an extremely competitive environment. The material features of the Employee Stock Purchase Plan are described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 4 — The Employee Stock Purchase Plan Proposal” beginning on page 148 and that information is incorporated herein by reference.

This summary is qualified in its entirety by reference to the text of the Omnibus Plan and the Employee Stock Purchase Plan, which are included as Exhibits 10.4 and 10.5 to this Report, respectively, and are incorporated herein by reference.

On October 28, 2021, in connection with the closing of the Business Combination, the Compensation Committee approved an increase to the annual base salaries effective immediately in order better align the base salary of our Named Executive Officers to that of other similarly-situated executives in our market. Mr. Pattabiraman’s annual base salary has been increased to $350,000 with an annual target bonus opportunity equal to 45% of his annual base salary. Each of Mr. Gates’s and Mr. Knutson’s annual base salary has been increased to $275,000, and each have an annual target bonus opportunity equal to 40% of his annual base salary. Each of the Named Executive Officers will have the opportunity to earn a pro-rated amount of their target bonus opportunity for 2021 as determined by the Compensation Committee.

Item 5.06. Change in Shell Company Status.

As a result of the Transactions, Spartacus ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1 – The Business Combination Proposal” beginning on page 93, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Report.

Item 9.01. Financial Statements.

(a)– (b)	Financial Statements

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-1, which information is incorporated herein by reference. Certain unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.2.

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 9, 2021, by and among Spartacus Acquisition Corporation, Spartacus Acquisition Shelf Corp., NextNav, LLC, NextNav Holdings, LLC, NEA 14 NextNav Blocker, LLC, Oak NextNav Blocker, LLC, Columbia Progeny Partners IV, Inc., Global Long Short Partners Aggregating Holdings Del VII LLC, Global Private Opportunities Partners Holdings II Corp., SASC (SPAC) Merger Sub 1 Corporation, SASC (Target) Merger Sub 2 LLC, SASC (NB) Merger Sub 3 LLC, SASC (OB) Merger Sub 4 LLC, SASC (CB) Merger Sub 5 Corporation, SASC (GB1) Merger Sub 6 LLC, a Delaware limited liability company, and SASC (GB2) Merger Sub 7 Corporation, a Delaware corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Spartacus on June 10, 2021).
3.1	Amended and Restated Certificate of Incorporation of NextNav Inc.
3.2	Bylaws of NextNav Inc.
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-4 filed by NextNav on August 25, 2021).
4.2	Specimen Warrant Certificate (included in Exhibit 4.3).
4.3	Amended and Restated Warrant Agreement, by and among Spartacus, NextNav and Continental Stock Transfer & Trust Company, as warrant agent.
4.4	Warrant To Purchase Common Stock of NextNav Inc.
10.1	Registration Rights Agreement, dated October 28, 2021, by and among NextNav and certain stockholders of NextNav.
10.2	Form of Indemnification Agreement.
10.3	Form of PIPE Subscription Agreement.
10.4	NextNav Inc. 2021 Omnibus Incentive Plan.
10.5	NextNav Inc. 2021 Employee Stock Purchase Plan.
10.6	Equipment, Network Colocation and Installation Agreement, dated October 7, 2019, by and between NextNav LLC and AT&T Services, Inc. (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4 filed by NextNav Inc. on August 25, 2021).
10.7	Private Placement Warrant Purchase Agreement, dated October 15, 2020, by and between the Company and the Sponsor (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 filed by NextNav Inc. on August 25, 2021).
10.8	Private Placement Warrant Purchase Agreement, dated October 15, 2020, by and between the Company and B. Riley Principal Investments, LLC (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-4 filed by NextNav Inc. on August 25, 2021.
16.1	Letter of Marcum, LLP related to Spartacus Acquisition Shelf Corp.
16.2	Letter of Marcum, LLP related to Spartacus Acquisition Corporation
99.1	Press Release, dated October 28, 2021.
99.2	Selected Unaudited Pro Forma Condensed Combined Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2021

NEXTNAV INC.

By:	/s/ Ganesh Pattabiraman
Name:	Ganesh Pattabiraman
Title:	President and Chief Executive Officer